SIXTH AMENDMENT TO
SERVICES AND DEVELOPMENT AGREEMENT

THIS SIXTH AMENDMENT TO SERVICES AND DEVELOPMENT AGREEMENT (the “Agreement”) is made and entered into as of the 31st day of March, 2011, by and between NTS MORTGAGE INCOME FUND, a Delaware corporation (“Fund”), and RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation (“Residential”).

R E C I T A L S

A. Effective as of January 1, 2009, Fund and Residential entered into that certain Services and Development Agreement, as amended by that certain First Amendment to Services and Development Agreement dated as of December 31, 2009,  that Second Amendment to Services and Development Agreement dated as of March 31, 2010,  that Third Amendment to Services and Development Agreement dated as of June 30, 2010, that Fourth Amendment to Services and Development Agreement dated as of September 30, 2010 and that Fifth Amendment to Services and Development Agreement dated as of December 31, 2010 (collectively, the “Agreement”), which provided that Residential would manage, develop and operate the Fund’s real properties as set forth in the Agreement;

B.   The Term of the Agreement was extended until March 31, 2011;

C.   Fund and Residential now desire to further extend the Term of the Agreement through June 30, 2011, and to modify Section 2.2 thereof.

NOW, THEREFORE, in consideration of their mutual undertakings, IT IS AGREED by and between the parties hereto as follows:

1.           As of the date of this Sixth Amendment, the Term of the Agreement is hereby extended through June 30, 2011.

2.           Section 2.2 of the Agreement is hereby modified and amended to read as follows:

“Subject to Section 2.3 hereof, the term of this Agreement shall be for a period commencing on the effective date hereof and ending on June 30, 2011 (the “Term”).”

    3.           Section 2.3 of the Agreement is hereby amended and modified to read as follows:

“This Agreement may be renewed only by written agreement of both parties on or before the expiration of the Term.”

4.           This Sixth Amendment may be signed in multiple counterparts, and, when counterparts are executed by all parties, such counterparts shall be deemed an original instrument.

5.           The parties agree that except as expressly amended or modified above, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this Fourth Amendment to Services and Development Agreement as of the date first written above.

FUND:

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Brian F. Lavin
Brian F. Lavin
President

RESIDENTIAL:

RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation

By:	/s/ Gregory A. Wells
Gregory A. Wells
Executive Vice President